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                                                                   EXHIBIT 10.29


Norris Communications, Inc.
12725 Stowe Drive
Poway, California  92064

         Re:     NORRIS COMMUNICATIONS, INC.
                 FORM SB-2 REGISTRATION STATEMENT

Gentlemen:

         This letter is addressed to you in connection with the Registration Statement on Form SB-2 (the "Registration Statement") filed by Norris Communications, Inc. (the "Company") for the offering from time to time of approximately 8,703,136 shares (the "Shares") of common stock, $.001 par value, of the Company (the "Common Stock") to be sold from time to time by certain shareholders of the Company (the "Selling Shareholders"). The undersigned Selling Shareholder hereby certifies to the Company, for the purpose of finalizing the prospectus, which is part of the Registration Statement, and expediting the effectiveness of the Registration Statement, that the following statements are true and correct and further acknowledges and agrees, as appropriate, that:

         1. The undersigned was not given and did not receive any representations, warranties, written or oral communications with respect to the Shares and/or other securities purchased other than those contained in the Offering Materials and the SEC filings (as those terms are defined in the Investor Unit Purchase Agreement), nor, to the best of the undersigned's knowledge, was the offering made to the undersigned by any means of general solicitation or general advertising.

         2. The undersigned was not provided with and did not receive, a copy of any registration statement which may have been on file with the Securities and Exchange Commission ("SEC") prior to entering into the purchase transaction.

         3. The undersigned understands that the filing and/or use of a registration statement may under certain circumstances constitute a general solicitation of investors in violation of the Securities Act of 1933 (the "Securities Act") and that the purchase and/or sale of securities pursuant to a registration statement, a prospectus or other offering material prior to SEC effectiveness or in absence of an available exemption may give rise to a private action for damages and/or rescission against the seller.
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         4.      The undersigned continues to own the Shares and/or other
securities purchased.

         5. The undersigned, in light of the foregoing, hereby, narrowly and specifically, and only with respect to acts constituting or deemed to constitute general solicitation, should such acts have occurred or be deemed to have occurred, releases, discharges and acquits the Company and its officers, directors, employees, attorneys and agents (collectively, the "Releasees") from any and all claims, actions, causes of action, liabilities or damages of any kind or nature, past, present or future, personal or representative, known or unknown, arising out of or related to any act, past, present or future, by Releasees or otherwise, which constitutes or is deemed to constitute, general solicitation.

         6. The undersigned hereby expressly acknowledges that he understands the meaning and significance of Section 1542 of the California Civil Code, and having such understanding, hereby waives any and all rights he may have under such section, which provides that "[a] general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected the settlement of the debtor."

         The undersigned Selling Shareholder acknowledges that the foregoing statements, acknowledgements and agreements are freely entered into and/or given to the best of the undersigned's own judgment, belief and knowledge that no statement made by or on behalf of the Company has in any way influenced the execution hereof.


Date: ____________________, 1996           SELLING SHAREHOLDER




                                           ----------------------------------
                                           Name (Please print)




                                           ----------------------------------
                                           Name of record holder of the Shares
                                           to be registered (if other than the
                                           above-named Selling Shareholder)




                                           ----------------------------------
                                           Signature